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EXHIBIT 23

CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-21847, No. 333-46761 and No. 333-77771) and Form S-3 (No. 333-40148 and No. 333-105784) of DuPont Photomasks, Inc. of our report dated July 22, 2003 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Austin, Texas
September 8, 2003

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  EXHIBIT 23
CONSENT OF INDEPENDENT AUDITORS